EXHIBIT 24.1

                                POWER OF ATTORNEY

        KNOW ALL ME BY THESE PRESENTS, that the undersigned, on behalf of Associated Materials Incorporated, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William W. Winspear, Robert L. Winspear, Robert
L. Estep and James E. O'Bannon and each of them, the true and lawful attorney or attorneys-in fact, with full power to substitution and resubstitution, for the Corporation to sign on the Corporation's behalf an Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and any other appropriate form pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                    ASSOCIATED MATERIALS INCORPORATED

                                    By: /s/ WILLIAM W. WINSPEAR
                                            William W. Winspear, President and
                                            Chief Executive Officer

Dated:  March 1 , 1997

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

        KNOW ALL ME BY THESE PRESENTS, that each of the undersigned, on behalf of Associated Materials Incorporated, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William W. Winspear, Robert L. Winspear, Robert L. Estep and James E. O'Bannon and each of them, the true and lawful attorney or attorneys-in fact, with full power to substitution and resubstitution, for him and in the name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Associated Materials Incorporated to sign on the Corporation's behalf an Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and any other appropriate form pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:

          FEBRUARY 22, 1997                        /s/ RICHARD I. GALLAND
                                                       Richard I. Galland

            MARCH 6, 1997                          /s/ DONALD L. KAUFMAN
                                                       Donald L. Kaufman

          FEBRUARY 22, 1997                        /s/ JAMES F. LEARY
                                                       James F. Leary

          FEBRUARY 22, 1997                        /s/ A. A. MEITZ
                                                       Al Meitz

                                                  _____________________________
                                                   Gary D. Trabka

          FEBRUARY 21, 1997                        /s/ WILLIAM W. WINSPEAR
                                                       William W. Winspear

          FEBRUARY 21, 1997                        /s/ ROBERT L. WINSPEAR
                                                       Robert L. Winspear